UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 23, 2025

Bakkt Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39544	98-1550750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Avalon Boulevard, Suite 1000, Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 534-5849

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

On July 23, 2025, Bakkt Opco Holdings, LLC (“Opco”), a wholly owned subsidiary of Bakkt Holdings, Inc. (the “Company”), entered into an Equity Purchase Agreement (the “Purchase Agreement”) by and among Opco, Project Labrador Holdco, LLC, a wholly owned subsidiary of Roman DBDR Technology Advisors, Inc. (the “Purchaser”), and Bridge2 Solutions, LLC, Aspire Loyalty Travel Solutions, LLC, Bridge2 Solutions Canada, Ltd., each a wholly owned subsidiary of Opco, and B2S Resale, LLC, an indirect wholly owned subsidiary of Opco (collectively, the “Acquired Companies”). Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, Opco has agreed to sell to the Purchaser all of the issued and outstanding equity interests of the Acquired Companies, which constitute the entities that conduct the loyalty and travel redemption business of the Company (the “Transaction”).

The consideration to be paid to Opco in connection with the Transaction is $1.00, subject to certain adjustments following the Closing (as defined in the Purchase Agreement). At the Closing, Opco shall deliver the equity of the Acquired Entities, together with an amount of cash equal to $11 million plus (i) the amount of the most negative working capital of the business that existed in the twelve months prior to the closing date and (ii) the amount of estimated indebtedness, subject to post-closing adjustments. Opco shall also place the Escrow Amount (defined below) into an escrow account, to hold funds for the indemnity obligations of Opco and the working capital adjustment and indebtedness adjustment, in each case as set forth in the Purchase Agreement and an accompanying escrow agreement. At the closing of the transaction, pursuant to an escrow agreement, Opco will deposit with the escrow agent (i) $1,000,000 into an indemnity escrow account (the “Indemnity Escrow Amount”), and (ii) $1,500,000 into a working capital adjustment escrow account (the “Adjustment Escrow Amount” and together with the Indemnity Escrow Amount, the “Escrow Amount”), in each case to be disbursed by the escrow agent in accordance with the terms of the Purchase Agreement and the escrow agreement. Subject to certain exceptions, on the applicable Escrow Termination Date (as defined in the Purchase Agreement), the escrow agent shall disburse the remaining Escrow Amount, if any. After the twelve-month anniversary of the closing date, the parties will determine whether the value of working capital delivered to the Purchaser at the Closing was greater than the greatest absolute value of working capital that existed in the twelve months following the closing date. If the value of working capital delivered to the Purchaser at the Closing was greater that such greatest absolute value, the Purchaser shall pay to Opco the difference between the value of working capital delivered to the Purchaser at the Closing and such greatest absolute value.

The Purchase Agreement contains customary representations, warranties and covenants, as well as certain indemnification provisions, with respect to Opco and the Acquired Companies, on the one hand, and the Purchaser, on the other. Furthermore, in connection with the Transaction, the Company plans to enter into ancillary agreements including (i) a note issued by the Purchaser to Opco pursuant to which Opco will loan to the Purchaser an amount equal to the restricted cash held by the Acquired Entities for the lesser of 18 months or the time the agreement is terminated pursuant to which such cash is restricted, (ii) the escrow agreement described above, and (iii) a transition services agreement pursuant to which Opco and the Purchaser or their respective affiliates will provide certain transition services to one another (the “Ancillary Agreements”). Consummation of the Transaction is subject to the satisfaction or waiver of certain conditions, including, but not limited to, the execution of certain of the Ancillary Agreements, the completion by the Purchaser of certain operational integrations, and the assignment of certain contracts to the Purchaser.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

The foregoing summary has been included to provide security holders with information regarding the terms of the Purchase Agreement. It is not intended to provide any factual information about Opco, the Acquired Companies, or the Purchaser. The Purchase Agreement contains representations and warranties that Opco and the Acquired Companies, on one hand, and the Purchaser, on the other hand, made to and solely for the benefit of each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Purchase Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Purchase Agreement or contained in confidential disclosure schedules. Some of those representations and warranties (i) may not be accurate or complete as of any specified date and are modified, qualified and created in important part by the underlying disclosure letters, (ii) may be subject to a contractual standard of materiality different from those generally applicable to security holders or (iii) may have been used for the purpose of allocating risk between the parties to the Purchase Agreement rather than establishing matters as facts. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information. Security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Opco, the Acquired Companies or the Purchaser. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 2.02     Results of Operations and Financial Condition

On July 23, 2025, the Company issued a press release regarding, among other things, certain of the Company’s preliminary financial results for the second quarter of 2025. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
Equity Purchase Agreement, dated as of July 23, 2025, by and among Bakkt Opco Holdings, LLC, Project Labrador Holdings, LLC, Bridge2 Solutions, LLC, Aspire Loyalty Travel Solutions, LLC, Bridge2 Solutions Canada Ltd., and B2S Resale, LLC.

99.1
Press Release issued by Bakkt Holdings, Inc. on July 28, 2025.

The information in Exhibit 99.1 under the captions “Sale of Loyalty Business” and “Management Commentary” (together, the “Excluded Sections”) shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act. The information included in Exhibit 99.1, other than in the Excluded Sections, shall be deemed filed for purposes of the Exchange Act.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, but are not limited to, statements regarding Bakkt’s anticipated financial results, Bakkt’s expectations regarding the expected timing of the proposed transaction, the ability of the parties to complete the proposed transaction, Bakkt’s plans, objectives, expectations and intentions with respect to future operations, products, services, post-closing commercial arrangements, and the timing and amounts of consideration that Bakkt may pay in the transaction, including the portion of the Escrow Amount that may be returned to Opco upon expiration of the escrow period, if any, among others. Forward-looking statements can be identified by words such as “will,” “likely,” “expect,” “continue,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “projection,” “outlook,” “grow,” “progress,” “potential” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of Bakkt’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and beyond Bakkt’s control. Actual results and the timing of events may differ materially from the results anticipated in such forward-looking statements. You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this Current Report on Form 8-K. Unless otherwise required by law, we undertake no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events.

The following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in such forward-looking statements: changes resulting from the Company’s ﬁnalization of its ﬁnancial statements for and as of the quarter ended June 30, 2025; information or new changes in facts or circumstances that may occur prior to the ﬁling of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 that are required to be included in such quarterly report; the Company’s preliminary second quarter 2025 financial and operational results and the anticipated timing of announcing unaudited second quarter 2025 financial results; the Company's failure to implement the Company's business plans or strategies;

the Company’s ability to continue as a going concern; the Company’s ability to grow and manage growth profitably; the possibility that the Company may be unable to obtain the applicable regulatory approvals to execute on the cooperation agreement with Distributed Technologies Research Global Ltd. (“DTR”); finalizing the proposed commercial agreement with DTR, including whether such agreement will be executed on terms favorable to the Company or if at all, or be completed on the expected timeline, and whether the Company will be able to successfully integrate its operations with those of DTR, including its infrastructure, and achieve the expected benefits therefrom; the regulatory environment for crypto currencies and digital stablecoin payments; changes in the Company’s business strategy, including its adoption of its updated investment policy (“Investment Policy”) as described in the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 10, 2025 (the “June 10, 2025 8-K”); the price of digital assets, including Bitcoin; risks associated with owning digital assets, including Bitcoin, including price volatility, limited liquidity and trading volumes, relative anonymity, potential widespread susceptibility to market abuse and manipulation, compliance and internal control failures at exchanges and other risks inherent in its entirely electronic, virtual, form and decentralized network; the fluctuation of the Company’s operating results, including because the Company may be required to account for its digital assets at fair value; the Company’s ability to time the price of its purchase of digital assets pursuant to its strategy; the impact of the market value of digital assets on the Company’s ability to satisfy its financial obligations, including any debt financings; unrealized fair value gains on its digital asset holdings subjecting the Company to the corporate alternative minimum tax; legal, commercial, regulatory and technical uncertainty regarding digital assets and enhanced regulatory oversight of companies holding digital assets including the possibility that regulators reclassify any digital assets the Company holds, including Bitcoin, as a security causing the Company to be in violation of securities laws and be classified as an “investment company” under the Investment Company Act of 1940; competition by other Bitcoin treasury companies and the availability of spot-traded products for Bitcoin; enhanced regulatory oversight as a result of the Company’s Investment Policy; the possibility of experiencing greater fraud, security failures or operational problems on digital asset trading venues compared to trading venues for more established asset classes, and any malfunction, breakdown or abandonment of the underlying blockchain protocols, or other technological difficulties, may prevent access to or use of such digital assets; the concentration of the Company’s expected digital asset holdings relative to non-digital assets; the inability to use the Company’s digital asset holdings as a source of liquidity to the same extent as cash and cash equivalents, due to, for example, risks associated with digital assets and other risks inherent to its entirely electronic, virtual form and decentralized network; the Company or a third-party service provider experiencing a security breach or cyber-attack where unauthorized parties obtain access to its digital assets; the loss of access to or theft or data loss of the Company’s digital assets, which could be unrecoverable due to the immutable nature of blockchain transactions; if the Company elects to hold its digital assets through a third-party custodian, the loss of direct control over its digital assets and dependence on the custodian’s security practices and operational integrity which may lead to the loss of its digital assets as a result of the insolvency of the custodian, theft by employees or insiders of the custodian or if the custodian’s security measures are comprised, including as a result of a cyber-attack; the Company not being subject to the legal and regulatory protections applicable to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers; the non-performance, breach of contract or other violations by counterparties assisting the Company in effecting its Investment Policy; the Company’s future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs and continued access to the line of credit with Intercontinental Exchange Holdings, Inc.; changes in the market in which the Company competes, including with respect to its competitive landscape, technology evolution or changes in applicable laws or regulations; changes in the markets that the Company targets; volatility and disruptions in the crypto, digital payments and stablecoin markets that subject the Company to additional risks, including the risk that banks may not provide banking services to the Company and market sentiments regarding crypto currencies, digital payments and stablecoins; the possibility that the Company may be adversely affected by other macroeconomic, geopolitical, business, and/or competitive factors; the Company’s ability to launch new services and products, including with its expected commercial partners, or to profitably expand into new markets and services; the Company’s ability to execute its growth strategies, including identifying and executing acquisitions and divestitures and the Company’s initiatives to add new clients; the

Company’s ability to reach definitive agreements with its expected commercial counterparties; the Company’s ability to successfully complete a strategic transaction of the Loyalty business, perform its obligations or satisfy the conditions to the closing of the transactions contemplated in connection with its sale of its Loyalty business; the risk that one or more closing conditions to the proposed sale of its Loyalty business may not be satisfied or waived, on a timely basis or otherwise; the risk that the proposed sale of the Company’s Loyalty business may not be completed on the terms or in the time frame expected by the parties, or at all; unexpected costs, charges or expenses resulting from the proposed sale of the Loyalty business; uncertainty of the expected financial performance of the Company following the sale of the Loyalty business; failure to realize the anticipated benefits of the sale of the Loyalty business, including as a result of a delay in completing the transaction on the expected timeframe or at all; the Company’s failure to comply with extensive government regulations, oversight, licensure and appraisals; uncertain and evolving regulatory regime governing blockchain technologies, stablecoins, digital payments and crypto; the Company’s ability to establish and maintain effective internal controls and procedures; the exposure to any liability, protracted and costly litigation or reputational damage relating to the Company’s data security; the impact of any goodwill or other intangible assets impairments on the Company’s operating results; the Company’s ability to maintain the listing of its securities on the New York Stock Exchange; and other risks and uncertainties indicated in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K for the year ended December 31, 2024 and its most recent quarterly report on Form 10-Q for the quarter ended March 31, 2025, and the risks regarding the Company’s adoption of its Investment Policy set forth in Exhibit 99.1 to the June 10, 2025 8-K. You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this press release. Unless otherwise required by law, we undertake no obligation to update any forward-looking statements made in this press release to reﬂect events or circumstances after the date of this press release or to reﬂect new information or the occurrence of unanticipated events.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BAKKT HOLDINGS, INC.

Dated: July 28, 2025
/s/ Marc D’Annunzio
Name: Marc D’Annunzio
General Counsel and Secretary